Exhibit 99.1

     BLACKRIDGE TECHNOLOGY  NEXT GENERATION CYBER DEFENSESEPTEMBER 2017 INVESTOR PRESENTATION

   SAFE HARBOR  THIS DOCUMENT WAS PREPARED BY BLACKRIDGE TECHNOLOGY, AND MAY CONTAIN FORWARD-LOOKING STATEMENTS, WHICH INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS, WHICH MAY CAUSE BLACKRIDGE’S ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM FUTURE RESULTS EXPRESSED OR IMPLIED BY THE FORWARD LOOKING STATEMENTS CONTAINED HEREIN. SOME OF THE RISKS WHICH MAY CAUSE BLACKRIDGE’S PERFORMANCE TO DIFFER FROM THE FORECASTED RESULTS INCLUDE, BUT ARE NOT LIMITED TO, DELAYS IN TECHNOLOGY DEVELOPMENT, DELAYS OR CANCELLATIONS OF PENDING PURCHASE ORDERS OR OTHER REVENUE, HIGHER THAN EXPECTED COSTS, ACTIONS TAKEN BY CREDITORS OR VENDORS OF THE COMPANY [INCLUDING LITIGATION] WHICH ARE NOT EXPECTED AND CHANGES IN THE OVERALL MARKET FOR CYBERSECURITY SOFTWARE PRODUCTS. THE COMPANY MAY FACE ADDITIONAL RISKS THAT WE HAVE NOT LISTED. WE UNDERTAKE NO OBLIGATION TOUPDATE ANY FORWARD-LOOKING STATEMENTS AFTER THE DATE OF SUCH STATEMENTS.

MONETIZING A DESIGN FLAW IN NETWORK SECURITY


DENOTES BLACKRIDGE PRESENCE

BLACKRIDGE AT A GLANCE

BlackRidge authenticates identity and enforces security policy on the first packet, before a network session is established

BlackRidge First Packet Authentication™ stops attacks at the earliest possible time

CURRENT SECURITY PRODUCTS START AFTER NETWORK SESSIONS ARE ESTABLISHED

FINANCIAL SNAPSHOT:

SYMBOL	PRICE	MARKET CAP	Gross Margins	CASH BURN	C&CE
BRTI	$1.45	$46MM	~90-92%	$0.4MM	$2.5MM

[COGS]: ~7-10%   [NET MARGINS]: ~65-70%

3

*PRICE/MARKET CAP AS OF 9/7/17

BLACKRIDGE CORPORATE DEVELOPMENT

DEVELOPMENT IN MOTION

MARCH 2017

BLACKRIDGE COMPLETES REVERSE MERGER INTO GROTE MOLEN, [OTC:GROT], A FULLY REPORTING, 9 YEAR OLD OPERATING PUBLIC COMPANY WITH IP ASSETS, REVENUES AND EBITDA

MARCH-MAY 2017

MARCH THROUGH MAY 2017 FILINGS: SUPER 8K, 10K, Q1 2107 10Q, PROXY, S-8; COMPLETE APA TO SELL GROTE ASSETS TO GROTE FOUNDERS AND TAKE CONTROL OF GROTE MANAGEMENT AND MERGE CAP TABLES

JUNE 2017

FINRA APPROVES CHANGE OF NAME FROM GROTE TO BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.

JUNE 2017

DTC ELIGIBLE, FINRA ISSUES NEWTICKER

JULY 2017

"BRTI" STARTS TRADING OTC UNDER BRTI AND MARKET MAKERS START QUOTING

SEPTEMBER 2017

BLACKRIDGE FORMS BLACKRIDGE BLOCKCHAIN CORP., EXPECTED COMPLETION SEPTEMBER 2017

NOVEMBER 2017

EXPECTED COMPLETION OF BALANCE SHEET RESTRUCTURING INITIATIVES

Q1 2018

EXPECTED NASDAQ UPLISTING

4

     MONETIZING A DESIGN FLAW IN NETWORK SECURITY   DIFFERENTIATION DRIVEN VALUE-ADD

     FIRST PACKET AUTHENTICATION™  EVOLVING CYBER SECURITY

 THE VULNERABILITY  ENTERPRISES AND GOVERNMENT AGENCIES ARE UNDER REPEATED CYBER ATTACK DDoS ATTACKS: designed to shut down systemsELABORATE STEALTH EFFORTS: designed to live undetected in the infrastructure and steal intellectual property or other sensitive data    EXISTING SECURITY TECHNOLOGIES HAVE PROVEN TO BE INEFFECTIVE IN STOPPING A DETERMINED, SOPHISTICATED ATTACKER        7

 TECHNOLOGY DEVELOPMENT  NETWORK RECON USES VULNERABILITY SCANNERS TO PROBE NETWORKS AND THE DEVICES ATTACHED TO THEMInformation is being leaked, even in the presence of firewalls includes the existence and identity of servers and network applications.    VULNERABILITY/PORT SCANNERS ATTEMPT TO ESTABLISH TCP/IP CONNECTIONS TO VARIOUS NETWORK PORTS          NETWORK-ATTACHED DEVICES REVEAL INFORMATION ABOUT THEIR CHARACTERISTICS SIMPLY BY RESPONDING TO THESE TCP/IP CONNECTION REQUESTS  THIS INFORMATION IS EXPOSED BECAUSE EACH NETWORK-CONNECTED DEVICE MUST ESTABLISH A TCP/IP CONNECTION BEFORE PERFORMING ANY CLIENT AUTHENTICATION.       8

BLACKRIDGE PRODUCT AND PARTNER DEVELOPMENT

DEVELOPMENT IN MOTION

2010-2012

DOD $5M FUNDING
CORE PRODUCT DEVELOPMENT
IP AND PATENT DEVELOPMENT

TECHNOLOGY DEMONSTRATION PROGRAM, OSD

2011-2012

DEVELOPMENT ACCELERATION PROGRAM, ARMY

2013-2014

ENTERPRISE PRODUCT DEVELOPMENT
MARKET TESTS, 100G DEMO
NETWORK OVERLAY SOLUTION

100G TAC GATEWAY DEMOS TO ARMY PEO-EIS

2015-2016

CLOUD AND ENTERPRISE PRODUCT ENHANCEMENTS
IBM Z SYSTEMS PARTNERSHIP
CIENA, REDHAT, SPLUNK, AND MARIST PARTNERSHIPS

2016-2017

DISA UC-APL APPROVAL
DISA AND ARMY CONTACTS

2017-2018

INTERNATIONAL EXPANSION
SALES & MARKETING BUILDOUT
SOFTWARE ENDPOINT PRODUCTS
BLOCKCHAIN, IIOT, AND PUBLIC CLOUDS SUPPORT

9

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               IT IS THIS DESIGN FLAW OF TCP/IP THAT ENABLES SCANNING TOOLS TO IDENTIFY WHAT NETWORK APPLICATIONS ARE PRESENT AND TO DEVELOP THE “WEAPONIZATION” AND ATTACK THE SYSTEMS

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               BLACKRIDGE STOPS THE ATTACKS AT THE EARLIEST POSSIBLE TIME

     TRANSPORT ACCESS CONTROL  CALLER-ID FOR THE INTERNET

AUTHENTICATE & ENFORCE

BLACKRIDGE AUTHENTICATES IDENTITY AND ENFORCES SECURITY POLICY ON THE FIRST PACKET, BEFORE A NETWORK SESSION IS ESTABLISHED

Stops port scans and network attacks

Provides ROI and reduces risk

Addresses network segmentation for compliance

PORT SCANS AND ATTACKS OCCUR DURING TCP/IP SESSION SETUP


SESSION SETUP
DATA TRANSFER
TIME

BLACKRIDGE FIRST PACKET AUTHENTICATION™ STOPS ATTACKS AT THE EARLIEST POSSIBLE TIME

CURRENT SECURITY PRODUCTS START AFTER NETWORK SESSIONS ARE ESTABLISHED

BLACKRIDGE ISOLATES AND PROTECTS SERVERS AND APPLICATIONS

13

BLACKRIDGE:
STRONG VALUE-PROP

REDUCED SYSTEM COST

REDUCED NETWORK TRAFFIC LOAD

REDUCED COMPLIANCE COST

BlackRidge
TECHNOLOGY

REDUCED SYSTEM COST:

REDUCES EQUIPMENT ACQUISITION COSTS

REDUCES UNAUTHENTICATED TRAFFIC

REDUCED NETWORK TRAFFIC LOAD:

REMOVE 99.999% OF UNAUTHENTICATED TCP/IP TRAFFIC

REMOVE UP TO 70% OF ALL SESSIONS BEING PROCESSED BY A FIREWALL

REDUCED COMPLIANCE:

IMPROVED COMPLIANCE

ALL REQUESTS LOGGED

REGULATORY COMPLIANCE/AUDIT COMPLIANCE

14

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               BLACKRIDGE ADDRESSES THE TCP/IP NETWORK VULNERABILITY THAT IS EXPLOITED IN 100% OF CYBER ATTACKS

     BLACKRIDGE GO TO MARKET  STRATEGY ROADMAP AND DEVELOPMENT PLAN

COMMERCIAL ENTRY AND GOVERNMENT EXPANSION

OUR PROCESS

LEVERAGE DOD AS INNOVATOR AND IBM AS EARLY ADOPTER

- DoD and IBM provides market credibility and initial paths to market
- Sell direct and with partners to government and enterprises
- First International Reseller agreement with Crimson Logic in Singapore to cover Southeast Asia and Middle East
- Cloud service provider and Blockchain partnerships in progress for 2H2017 offerings
- Channel strategy in development by ex-CISCO/VMware head of channels

BlackRidge TECHNOLOGY

DOD/ARMY CYBER PROGRAMS RESTARTED IN 2016

- First DoD new projects budget passed in five years
- DISA in 2nd phase of testing for DoD Approved Product List
- Government key advisors and channel partners such as Arrow IMMIX in place
- First $1M order in Q3 to protect Army network in Korea - $20M total opportunity

STRONG ROADMAP AND DEVELOPMENT TEAM IN PLACE

- Major new releases in 2016 and 2017
- Roadmap and positioning reviewed by Gartner and other industry analysts
- Additional patents to be filed

17

MARKET VALIDATION

GOVERNMENT, COMMERCIAL, AND TECHNOLOGY PARTNERS

OUR PROCESS

GOVERNMENT – THREE YEAR PIPELINE

- DoD/DISA – DOD UC Approved Products List in Q3; NATO BOA
- DoE/NREL – Smart Grid Cybersecurity Testbed
- Pragmatics – integrated into FedRamp certified cloud offering

COMMERCIAL – THREE YEAR PIPELINE

- IBM – z Systems security partner, customer, and go to market channel
- Marist – protect college network, IBM Cloud, SDN and live cyber attack research
- Large Bank, Credit Union - PoCs completed for 2017 purchase
- Crimson Logic – customer and SE Asia channel partner
- Healthcare vertical development – strong pipeline of opportunities

BlackRidge TECHNOLOGY

TECHNOLOGY PARTNERS

- IBM and Marist – development, testing and new markets [Blockchain]
- Ciena – Blue planet partner and SDN/NFV control plane
- Splunk – Enterprise Security App available in SplunkBase
- AWS Market Place – available in Q3
- VMware Solution Exchange – available in marketplace today

18

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               UNLIKE MANY CYBER SECURITY STARTUPS, BLACKRIDGE HAS FOCUSED ON MONETIZING EACH ENGAGEMENT; WHILE SECURING LONG-TERM, RECURRING REVENUE

TAM

MARKET INVESTMENT

$93B

2018 WORLDWIDE SPENDING

The latest forecast from Gartner, Inc. predicts worldwide information security spending will grow ~7% to reach $86B in 2017 and will climb to $93B in 2018[1]

$1T

5Y CUME SPENDING 2017-2021

Global cybersecurity spending is predicted to exceed $1T cumulatively over the next five years, from 2017 to 2021[2]

$6T

ANNUAL CYBER CRIME LOSS

The world will suffer $6T in annual cyber crime damages by 2021; up from $3T in 2015[2]

BlackRidge TECHNOLOGY

QUARTERLY FINANCING TRENDS

100+

On a quarterly basis, deals to cybersecurity startups nearly tied the record last quarter, with 145 disclosed equity funding rounds in Q2'17. Deals have exceeded **100+** each quarter since Q4'15[3][4]

Dollars invested in these companies in Q2'17 were the highest of any quarter over the time period tracked. Clocking in at $1.6B, Q2'17 is the fifth quarter in which funding to private cybersecurity companies crossed the $1B mark.[4]



[1] Gartner, Inc.
[2] Cybersecurity Ventures
[3] EX. Q4/2016
[4] CB Insights
[5] Through 6/30/2017; NOT annualized

20

     PATENT PORTFOLIO  CREATING DEFENSIBLE LEADERSHIP AND MARKET SHARE

 IP STRATEGY            DISRUPTIVE, PATENT PROTECTED TECHNOLOGY      *See appendix for patent details      22

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               BLACKRIDGE HAS FOCUSED ON DEVELOPING ITS INTELLECTUAL PROPERTY PORTFOLIO SINCE INCEPTION, KNOWING THAT ITS VALUE WOULD BE DERIVED PRIMARILY FROM CREATING DEFENSIBLE LEADERSHIP

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                 FIRST TO MARKET WITH A NEW APPROACH TO CYBER DEFENSE    INVESTMENT SUMMARY    STRONG INTELLECTUAL PROPERTY PORTFOLIO; 3-5 YEAR LEAD ON COMPETITION    STRONG PRODUCT DEVELOPMENT PIPELINE:     2018: RELEASE OF BLOCKCHAIN PRODUCT      INNOVATOR IN CYBER DEFENSE SOLUTIONS     2016: INITIAL COMMERICAL PRODUCT RELEASE    2H 2017 V4.1 PRODUCT RELEASE  PROVEN MANAGEMENT TEAM    DOD APPROVAL – GOLD STANDARD        24

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Chris Tyson – MZ Group North America  chris.tyson@mzgroup.us  949-491-8235  Please contact us with any questions or for more information  CONTACT                  DISRUPTIVE, PATENT PROTECTED TECHNOLOGY

     APPENDIX

     MEET OUR TEAM  27  BLACKRIDGE MANAGEMENT  CEO or Senior Executive at DEC, Adaptec, Sun  Bob Graham  Co-Founder Alteon WebSystems. Inventor of TAC, 8 patents  John Hayes  Public Company experience, Lehman brothers. SEC  John Bluher  CIO Xsigo, CIO/SVP Micromuse, IDS/IDMS security startups   Bruce Fingles        CEO/Founder  CTO/Founder  CFO  SVP - Operations

MEET OUR TEAM

BLACKRIDGE MANAGEMENT



Doug Laird

SVP – Engineering

CEO/Co-founder CSwitch, EVP/Co-founder Transmeta, Sun, LSI



Mike Miracle

SVP – Marketing & Strategy

CMO SevOne, VP CorpDev VERITAS; R&D HP, AT&T Bell Labs



Tony Sager

CTO - Commercial

IBM Distinguished Engineer, Brocade Distinguished Architect



Jay Wright

Corporate Counsel

28

     BALANCE SHEET & CAP TABLE  29        BALANCE SHEET:  JUNE 30, 2017      C&CE  $1,218,241  PREPAID EXPENSES  $197,629  INTANGIBLE  $6,402,456  TOTAL ASSETS  $7,833,057      AP  $2,110,533  ACCRUED INTEREST  $1,576,402  LONG-TERM DEBT [CURRENT]  $400,000  CONVERTIBLE NOTES [SHORT- TERM]  $3,712,638  TOTAL LIABILITIES  $21,986,947      CAPITALIZATION TABLE:      COMMON SHARE EQUIVALENTS:  COMMON STOCK  32,027,244  SERIES A DILUTIVE  37,838,180  WAGES & PAYABLES RSU TO BE ISSUED  20,635,960  OUTSTANDING WARRANTS AND OPTIONS  30,068,132  TOTAL  120,569,516

NETWORK SECURITY COMPS

COMPARISON OF NETWORK SECURITY CAPABILITIES

Feature or Capability	Transport Access Control	Segmentation Firewalls	Next Generation Firewalls	NAC / 802.1x	VPNs
First Packet Authentication (pre-connection setup)	Yes	No	No	No	No
End-to-End Identity and Attribution	Yes	No	No	Same LAN segment only	No
Identity-based Policy	Yes	No	Limited	Yes	Yes
Multiple Enforcement Points	Yes	Yes	Yes	No	No
Requires Hardware Acceleration	No	No	Yes	No	Yes
Source NAT Tolerant	Yes	Yes	Yes	N/A	Limited
DoS Attack Protection	Yes	No	Limited	No	No
Supports In System Middle Boxes	Yes	Yes	Yes	No	No
Encrypted Data Payload Tolerant	Yes	Yes	Limited	N/A	N/A
Resource Application Identity	Yes	No	No	No	No
Trusted Resource Host	Yes	No	Limited	Limited	No
Topology Learning	Yes	No	No	No	No
End-to-End Trust	Yes	No	No	Limited	No

30

     PUBCO COMPS  31  COMPARISON OF PUBLIC COMPARABLE COMPANIES12      TICKER:  ENTERPRISE:  52WK RETURN:  MARKET CAP:  EV:  SALES Y/Y:  GROSS MARGIN:  EBITDA MARGIN:  SALES:  EBITDA:  PANW  Palo Alto Networks Inc  (5.0%)  11,955   11,102    23.0%    76.0%    23.1%   1,891   438   NTCT  Netscout Systems Inc   13.5%   2,928   2,818    0.6%    73.8%    25.3%   1,136   287   FEYE  Fireeye, Inc.  (5.9%)  2,547   2,436    3.9%    68.7%    10.0%   742   74   CYBR  Cyberark Software Ltd.  (26.4%)  1,400   1,117    17.6%    84.8%    21.5%   255   55   KTOS  Kratos Defense & Security Solutions, Inc.   83.9%   1,069   1,392    10.2%    26.5%    7.0%   737   52   SCWX  Secureworks Corp  (26.5%)  840   748    9.9%    54.0%   (5.2%)  463   (24)  RPD  Rapid7, Inc.  (3.6%)  719   635    25.0%    73.2%   (10.5%)  197   (21)  KEYW  Keyw Holding Corp  (25.7%)  379   633    60.2%    29.2%    10.2%   462   47   GUID  Guidance Software, Inc.   19.0%   236   223   (1.4%)   72.8%    11.5%   109   13   AVERAGE:      2.6%   2,453   2,345    16.5%    62.1%    10.3%   666   102                       BRTI  BlackRidge Technology International, Inc.     62   62    915.9%    89.7%   (38.4%)  4   (1)  1 Data are as of 8/22/20172 All data are analyst estimates via I/B/E/S or standardized data. Standardized data are via I/B/E/S, Fundamentals, as well as public research reports. Standardized data has relatively fewer adjustments than GAAP/IFRS. Standardized data generally has adjustments for extraordinary and unusual expenses. Normalizing for such one-off events makes the data more comparable when comparing one company to another. Whenever reported numbers are restated, the restated numbers will be shown.

PUBCO COMPS

COMPARISON OF PUBLIC COMPARABLE COMPANIES[1,2]

TICKER:	ENTERPRISE:	MARKET CAP:	EV:	P/EPS:	2018 P/EPS:	EV/EBITDA:	2018 EV/EBITDA:	EV/SALES:	2018 EV/SALES:
PANW	Palo Alto Networks Inc	11,955	11,102	119.02x	35.91x	25.56x	19.60x	5.91x	4.83x
NTCT	Netscout Systems Inc	2,928	2,818	33.74x	13.89x	10.26x	8.13x	2.59x	2.28x
FEYE	Fireeye, Inc.	2,547	2,436	(14.56x)	(499.29x)	32.74x	31.87x	3.29x	3.04x
CYBR	Cyberark Software Ltd.	1,400	1,117	46.81x	30.76x	20.39x	15.89x	4.39x	3.68x
KTOS	Kratos Defense & Security Solutions, Inc.	1,069	1,392	(164.38x)	37.23x	26.95x	19.38x	1.89x	1.78x
SCWX	Secureworks Corp	840	748	(24.73x)	(62.66x)	(31.26x)	(511.98x)	1.61x	1.47x
RPD	Rapid7, Inc.	719	635	(19.05x)	(34.76x)	(30.69x)	(41.00x)	3.23x	2.67x
KEYW	Keyw Holding Corp	379	633	(28.55x)	24.66x	13.43x	10.29x	1.37x	1.16x
GUID	Guidance Software, Inc.	236	223	84.81x	18.36x	17.76x	13.80x	2.04x	1.86x
AVERAGE:		2,453	2,345	3.68x	(48.43x)	9.46x	(48.22x)	2.92x	2.53x
BRTI	BlackRidge Technology International, Inc.	62	62				1.88x	16.80x	3.19x

[1] Data are as of 8/22/2017

[2] All data are analyst estimates via I/B/E/S or standardized data. Standardized data are via I/B/E/S, *Fundamentals*, as well as public research reports. Standardized data has relatively fewer adjustments than GAAP/IFRS. Standardized data generally has adjustments for extraordinary and unusual expenses. Normalizing for such one-off events makes the data more comparable when comparing one company to another. Wherever reported numbers are restated, the restated numbers will be shown.

32

 BUYING ENTERPRISE:  TICKER:  SELLING ENTERPRISE:  TICKER:  EXCHANGE:  CONSIDERATION:  PREMIUM TO MARKET CAP:  P/S:  SYMANTEC  SYMC  BLUE COAT [BAIN CAPITAL]  N/A  N/A  $4.7B  N/A  7.9X  SYMANTEC  SYMC  LIFELOCK, INC.  LOCK  NYSE  $2.4B  33%  3.6X  CISCO  CSCO  APPDYNAMICS  [APPD]1  N/A  $3.7B  N/A  18.9X  INTEL  INTC  MOBILEYE  MBLY  NYSE  $15.3B  40%  41.9X  AVAST SOFTWARE  [AVST]1  AVG TECHNOLOGIES  AVG  NYSE  $1.4B  25%  3.4X  FIREEYE  FEYE  ISIGHT PARTNERS  N/A  N/A  $275M  N/A  6.9X      M&A COMPS  33      1 Not yet public2 Data are as of 8/22/20173 All data are analyst estimates via I/B/E/S or standardized data. Standardized data are via I/B/E/S, Fundamentals, as well as public research reports. Standardized data has relatively fewer adjustments than GAAP/IFRS. Standardized data generally has adjustments for extraordinary and unusual expenses. Normalizing for such one-off events makes the data more comparable when comparing one company to another. Whenever reported numbers are restated, the restated numbers will be shown.  COMPARISON OF PUBLIC M&A TRANSACTIONS23

 GRANTED PATENTS            DISRUPTIVE, PATENT PROTECTED TECHNOLOGY                34

MARKET INVESTMENT

146

Q1/2017 M&A TRANSACTIONS

Cybersecurity deals hit an all-time quarterly high of 146 deals in Q1'17, up 26% from the previous quarterly high. The trend held through Q2'17, which saw just one fewer deal [145 total] compared to Q1'17.[1]

$1.5B

Q2/2017 EQUITY FUNDING

The amount of disclosed equity funding to cybersecurity companies has also recently broken records, reaching an all-time quarterly high of $1.6B in Q2'17.[1]

6

+$100MM FUNDING ROUNDS

Six companies obtained funding rounds of $100M+ in Q2'17. No other quarter on record has seen over four mega-rounds in cybersecurity.[1]

ANNUAL FINANCING TRENDS

428

Deal activity has increased steadily since 2012, with last year seeing a high of 428 deals, despite a small 6% drop in funding [down from a record $3.8B in 2015]. At the current run rate, both deals and dollars for 2017 are on track to rise to an all-time high.[1]

Note that the current and projected funding totals for 2017 include only non-exited companies and therefore exclude deals such as the recent $2.29B Private Equity round raised by McAfee from the firm Thoma Bravo in April.[1 2]



DISCLOSED FUNDING
DEALS
IN MILLIONS
375
428
333
331[3]
980
1130
2148
3780
3556
3012[3]

[1] CB Insights
[2] McAfee was acquired by Intel in 2010 and Intel retains 49% ownership of the company
[3] Through 6/30/2017; NOT annualized

35

THANK YOU